Electronic Components Supply Chain Management
Investor Presentation

November 2009

www.sinohub.com

Safe Harbor Statement
 This presentation contains “forward-looking statements” within the meaning of the “safe-harbor”
 provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the company to differ materially from the results expressed or implied by such statements, including changes of anticipated sales levels, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services, and other factors, including those factors described on Exhibit 99.1 to
 SinoHub’s Current Report on Form 8-K filed on September 28, 2009. Any statements that are not historical facts and that express, or involve discussions, as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,”
 “intends,” “plans,” and “projection”) are not historical facts, may be forward-looking statements and may involve estimates and uncertainties. Accordingly, although the company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The company undertakes no obligation to update the forward-looking information contained in this presentation.

Before and after photos of Shenzhen's changed landscape since 1982

SINOHUB

www.sinohub.com

By revitalizing electronics supply chain management in China,
SinoHub believes it is poised to play a major role
in the world’s largest electronics marketplace
SinoHub At a Glance
● Headquarters:  Shenzhen, PRC
● Founded:  2000
● NYSE Amex:  SIHI
● Market cap:  ~$110 million
● Revenues (TTM) :  $112 million
 +77% vs. year-ago TTM
● Net income (TTM):  $12 million
 +81% vs. year-ago TTM
● EPS (TTM) :  $0.46
● Working capital:  $32 million
● ROE: 25.7%
TTM data as of September 30, 2009.

www.sinohub.com

Chinese Electronics Industry
SINOHUB’S STRATEGIC POSITION
● Industry participants seeking to
 outsource supply chains
Web-Based Supply Chain Management
● Largest producer of electronic
 products
● Biggest consumer of electronic
 components - and rising
●     New approach to information access and sharing

●     Core SCM services specialized for electronics industry - gives SinoHub leverage along entire electronics supply chain

●     Proprietary SCM platform for electronics industry in China

●     Positioned to consolidate a substantial portion of the electronic industry on SCM platform

Capitalizing on Current Trends

($ in US Billions)

$500
$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008E
2009E

SINOHUB

www.sinohub.com

Electronic Products Production1
U.S.
China
1 Reed Electronics Research (RER), November 2007
2 Global Sources, February 2009
Large Electronic Components Industry in China
● World’s largest consumer of electronic components
 ▪ Produced US$391B electronic products in
 20081
 ▪ Domestically consumed US$117B electronic
 components in 20082
● Existing electronic components supply chain
 management (SCM) infrastructure offers significant
 opportunities
 ▪ SCM providers in U.S. and Europe have not
 made the investments to provide adequate
 services in China
 ▪ Existing distributors in China lack ability to
 provide full services
● Large manufacturers of non-branded products now
 outsourcing SCM functions to reduce overhead

www.sinohub.com

Web-based proprietary SCM platform = Competitive edge
The Secret Sauce
● Import business generates real-time, continually updated database of electronic component market prices
 ▪ Competitors must devote significant time, energy and resources to gain access to similar information and build database with critical mass
● Proprietary database search engine capability allows SinoHub to identify most competitive deals for procurement-fulfillment and electronic component sales
● New business model with much lower cost structure than
 competitors

www.sinohub.com

The SinoHub Advantage
● Integration of Electronic Component Purchasing and Custom Phone
 Supply around SCM core
● Web-based proprietary SCM technology platform
 ▪ Provides insight into price, quantity, lead time on 30,000+ components
 ▪ Online MIS system geared to expanding usage of Internet for business transactions and information exchange
 ▪ Complete real time supply chain transparency 24X7
 ▪ Supports rapidly growing electronic component sales
● Deep entrepreneurial, managerial and local field expertise in electronics industry
● Strong relationships with Chinese Customs

www.sinohub.com

SinoHub
SCM™
Online MIS system
Strategically located
warehouse and service center network
150+ team of employees with deep
local experience in the electronics industry
SinoHub’s SCM Platform
Power of SinoHub’s SCM Platform
SinoHub’s SCM Platform provides a competitive advantage
in a rapidly expanding electronic components industry in China

www.sinohub.com

SCM - Web-based MIS System
● Key differentiator
● Creates barrier to entry and provides competitive advantage
● Fully integrated SCM services tailored to electronic components
● Promotes transparency
 ▪ 24X7, real time, Web-based solution
 ▪ Information sharing between our customers and their customers and suppliers
● Integrated solution combines information entry with automatic price checking, processing, query and services

www.sinohub.com

Supply Chain
Management
(SCM)
Electronic
Component
Purchasing
(ECP)
Custom Phone
Supply*
(CPS)
* Represents recently-developed business line in early stages of revenue, which is not yet material to results of operations.
Key Service Offerings

Three
interdependent
business units
sharing information
at every level

www.sinohub.com

● Web-based SCM platform to support services and provide information
● Makes supply chain transparent for all participants
● Fully integrated services:
 ▪ Bill of material and order processing management
 ▪ Inventory management
 ▪ Import and export services - customs applications, tax reports, payment services, certificates for paid customs tax
 ▪ Delivery services - door-to-door and just-in-time freight forwarding
Key Service Offerings
Supply Chain Management (SCM)

www.sinohub.com

Electronic
Component
Procurement
Logistics
Services
SCM
MIS Solution
Enablement
Open to 3rd
Parties
SinoHub
Vendors
(TI, Motorola, etc.)
Distributors
(Avnet, Arrow, etc.)
Express Forwarders
(UPS, DHL, FedEx, etc.)
Local Import/Export
Companies
(Shenzhen Eternal Asia, etc.)
Services
Chart based on SinoHub’s internal research.
Supply Chain Management - Powerful Differentiation
SinoHub’s SCM platform has an outstanding reputation with some of the world’s largest electronic component distributors
Key
No Service
Limited Scope
Partial Scope
 Full Scope

www.sinohub.com

Electronic Component Purchasing (ECP)
Key Service Offerings
● Spot component sales based on information generated by core SCM -
 presents revenue generating opportunities for SinoHub and allows design houses, contract manufacturers and OEMs to purchase at better prices
● Procurement services - SinoHub buys and finances electronic components for customers
● Fulfillment services - SinoHub manages customer determined purchasing and finances purchases for customers

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SINOHUB

www.sinohub.com

Chart based on SinoHub’s internal research.
Database from
Core SCM
Business
Minimum
Inventory
Requirement
Sales Force not
Dedicated to
Product Line
Minimum Sales
Engineers
Requirement
SinoHub
Vendors
(TI, Motorola, etc.)
Distributors
(Avnet, Arrow, etc.)
Independent stocking
distributors
Traders
Key
Does Not Apply
Partially Applies
Applies
Electronic Component Purchasing - Enhancing Efficiencies
SinoHub’s ECP platform has enabled the company to create what we believe to be the industry’s most cost effective business model

www.sinohub.com

Custom Phone Supply* (CPS)
* Represents recently-developed business line in early stages of revenue, which is not yet material to results of operations.
Key Service Offerings
● Online CPS platform to connect customers with design houses and manufacturers
● Minimal investment in R&D and fixed assets
● Flexibility on order quantities which creates a distinct opportunity in under-serviced markets

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SINOHUB

www.sinohub.com

Chart based on SinoHub’s internal research.
Outsource
R&D
Small
Minimum
Order Size
Complete
Platform
SinoHub
OEMs
(Nokia, Samsung, etc.)
Tier 1 Contract Mfgs.
(Foxconn, Flextronics, etc.)
Local Contract Mfgs.
(TCL, Skyworth, Konka, etc.)
Design Houses
(Longcheer, Wintech, etc.)
Outsource
Manufacturing
Key
Does Not Apply
Partially Applies
Applies
* Represents recently-developed business line in early stages of revenue, which is not yet material to results of operations.
Custom Phone Supply* - Niche Position
SinoHub’s CPS Platform allows customers to place small orders for exactly what their markets need while generating a profit for the company by eliminating fixed overhead

Mobile Phones 70%
Network Equipment 15%
Other 15%

SINOHUB

www.sinohub.com

SinoHub Revenue by Verticals
(2008)
No one customer represents more than
10% of total revenues
1 China Market Intelligence Center (CMIC) data for 2008
Industry Verticals
● Mobile phone industry in China
 ▪ More than 1,000 mobile phone models -
 “Must Have” not “Nice-to-Have”
 ▪ China responsible for 50% of worldwide
 mobile phone manufacturing capacity1
 ▪ Price and functionality replacing brand as
 primary market driver
 ▪ Non-branded mobile phone sales expected
 to account for 33% of total market in China
 in 2010
 ▪ Large local manufacturers - whose phones
 are sold into 2nd tier market - seeking to
 outsource procurement, SCM functions
● Success in mobile phone market replicable
 in other industry verticals

SINOHUB CUSTOMERS

八方电信 BTELECOM 上海金陵 ACT JURONG TECHNOLOGIES INDUSTRIAL CORPN. LTD	EVEN 界文通信 HUBOIN TELECOM 戎讯通信 RONCENT	Leuze electronic the sensor people	Technology Distribution WILLAS-ARRAY FUTURE ELECTRONICS	Venergy ShenZhen Co., Ltd.

END PRODUCTS

HUAWEI

CHINA MOBILE

SAMSUNG

SINOHUB

www.sinohub.com

Independent
Distributors
Franchise
Distributors
Design Houses
Manufacturer Customers
 EMS Providers
Vendors
(electronic
component
manufacturers)
Supplier Customers
Strong Customer Relationships
More than 120 enterprises utilize SinoHub’s SCM platform …
including some of the largest electronic components distributors in the world

$78
$99
$159
$302
$500
$800
2005
2006
2007
2008
2009E
2010E

SINOHUB

www.sinohub.com

Value of Customer Goods Processed by
SinoHub Through Huanggang Customs
($ in US millions)
Client Coordinator Enterprise
(At Huanggang - Main Border Crossing
Between Hong Kong and China)
AA Customs High Credit Enterprise
(Throughout China)
Priority Customs Clearance Status
● Awarded to top service providers
 ▪ Highest reputation
 ▪ Strong track record
 ▪ Greater than RMB 200 million per year
 in VAT paid
● Accelerates SinoHub’s Huanggang
 customs clearance in Shenzhen
 ▪ Releases goods by up to 20X faster
● Highest level of achievement awarded
 to long-standing enterprises
 ▪ Standardized operations
 ▪ Reliable customs declaration
● Perfect record of compliance
● Recognized in all China’s customs ports
 ▪ Expedited clearance
 ▪ Exemption from customs examinations
 ▪ Processing by dedicated personnel

www.sinohub.com

Hong Kong
China
Beijing
Regional Office
(300 sq. ft.)
Shanghai (Pudong)
Regional Service Center + Warehouse
(6,000 sq. ft.)
Shanghai (Wai Gao Qiao)
Regional Service Center + Warehouse
(5,300 sq. ft.)
Hangzhou
Regional Service Center
(500 sq. ft.)
Shenzhen
HQ + Regional Service Center + Warehouse
(27,600 sq. ft.)
Hong Kong
Procurement-Fulfillment Hub
+ Bonded Warehouse
+ Transportation Hub (26,500 sq. ft.)
System of warehouses, trucking and freight handling
equipment add value to physical logistics
Shenzhen
Hangzhou
Strategic Service Center Network

www.sinohub.com

	2006	2007	2008
Revenue	$19.1	$28.8	$79.5
Gross profit	$4.0	$6.7	$16.2
Net income	$1.2	$3.5	$8.5
Earnings per share - basic Number of shares (millions) - basic	$0.09 13.9	$0.22 15.8	$0.41 20.9
Earnings per share - diluted Number of shares (millions) - diluted	$0.09 14.0	$0.22 15.9	$0.40 21.5
(Audited, $ in US millions, except EPS data)
Gross margin	21.2%	23.2%	20.4%
Net income margin	6.4%	12.2%	10.7%
Revenue	44.4%	51.1%	176.0%
Gross profit	92.0%	65.0%	143.1%
Net income	190.7%	191.5%	142.3%
Year-Over-Year
Growth Rates
Margin
Analysis
Financial Highlights

www.sinohub.com

	Q3 2009	Q3 2008	YTD 2009	YTD 2008
Revenue	$36.2	$28.2	$85.6	$53.0
Gross profit	$6.4	$6.1	$16.0	$9.9
Income from operations	$4.7	$5.0	$11.4	$7.1
Net income	$3.5	$3.9	$8.7	$5.5
Earnings per share - basic	$0.14	$0.19	$0.35	$0.28
Earnings per share - diluted	$0.13	$0.18	$0.34	$0.28
($ in US millions, except EPS data)
	9/30 2009	12/31 2008
Cash and cash equivalents (unrestricted)	$6.7	$5.9
Total current assets	$47.3	$29.3
Total current liabilities	$15.2	$6.5
Working capital	$32.1	$22.8
Total stockholders’ equity	$34.0	$23.5
Total liabilities and stockholders’ equity	$49.2	$30.0
Condensed Income Statement
Financial Condition
($ in US millions)
2009 Q3Financial Results

www.sinohub.com

Proven Organic Growth Strategy
● Add more value-added services and enlarge footprint through customer-driven improvements in SCM platform
 ▪ Optimize web-based MIS system to bolster industry position
 ▪ Open offices and warehouses in additional key locations
● Leverage capabilities and customer benefits to increase market share and processing volume
 ▪ Combination of procurement-fulfillment and end-to-end, integrated SCM services maximizes customers’ supply chain efficiencies
 ▪ Promotes industry participants to seek SinoHub’s services to remain competitive in the market
● Build SinoHub brand and distribution capabilities

www.sinohub.com

Experienced Management Team
● Henry T. Cochran - CEO and Chairman of the Board
 ▪ 30+ years founding and managing companies
 ▪ Former CEO and president - Content Integrity and Advanced Visual Systems
 ▪ Former VP - Sybase
 ▪ Strong MIS background
● Lei Xia - President
 ▪ 15 years in electronic components industry in China
 ▪ Significant senior management experience in the Chinese electronics industry
 ▪ First sales manager of Arrow Electronics’ Shanghai office
 ▪ Founded RGL Beijing (high-end distributor and solution provider) and NEFAB China
 (manufacturer and packaging solution provider)
● Willa Li - CFO
 ▪ Years of experience working with Chinese banks
 ▪ Significant knowledge of electronic components industry
 ▪ Prior CFO of Shenzhen Excellence Investment Development Company where he raised
 RMB 120 million
 ▪ Prior EFO of Hong Kong B&D Engine Company

www.sinohub.com

BOARD OF DIRECTORS	Audit Committee
Harry Cochran - Chairman of the Board and CEO
Lei Xia - President
Will Wang Graylin - CEO, ROAM Data - Extensive operational and entrepreneurial skills in mobile phone industry
Charles Kimball - Chief Research Consultant, Bosera Fund Management - Significant Wall Street and financial management experience as 30-year veteran of JPMorgan	✓
Dr. Richard King - Venture Partner, GRP; Advisor, Nexit; and Science Advisory Board, NYU
- Extensive experience in financial markets as an electronics analyst and investment banker, advanced economic studies

Robert Torino - COO, iPayment - CPA, former CFO, significant public company experience	✓
Afshin Yazdian - EVP & General Counsel, iPayment - SEC reporting knowledge, strong M&A experience	✓
Building World Class Corporate Governance

www.sinohub.com

Customers will utilize
SinoHub’s platforms to
manage electronics supply
chain, electronic component
purchases and order
fulfillment themselves
Centered in China with
strategically located sales
offices around the world
Global, profitable
electronics company
Leading independent
distributor of electronic
components in China
Strong force in electronics
products sales in selected
verticals worldwide
Supply Chain
Management (SCM)
SinoHub SCM platform is making
entire electronics supply chain
transparent to all SinoHub
customer/supplier participants
Electronic Component
Purchasing
(ECP)
SinoHub ECP platform will set new
standard for online electronic
component purchasing
Custom Phone Supply*
(CPS)
SinoHub CPS platform will enable
distributors and operators to fill
orders quickly regardless of size and
allow manufacturers to track all
aspects of production process
Three
interdependent
business units
sharing information
at every level
Increasing
Shareholder Returns
* Represents recently-developed business line in early stages of revenue, which is not yet material to results of operations.
Five-Year Goals - The Big Picture

Annual Shipment Stat. (K pcs)
14000
12000
10000
8000
6000
4000
2000
0
1800
4800
7600
12000
2006
2007
2008
2009

Mar 2009

www.sinohub.com

HuaQin begins utilizing SinoHub SCM for
warehousing/inventory management,
import/export and logistics services
“SinoHub SCM has enabled us to
reduce our production cycle by 33%
thus far. We regard SinoHub SCM as
an indispensable tool to enhancing
our efficiencies and increasing our
profitability.”
Ms. Qiang Qinlin
Vice President of HuaQin
Case Study:
Enhancing Efficiencies through SinoHub SCM
● Founded June 2005 and dedicated to the research and
 development of leading mobile handsets
● Aug 2008 - Signed license agreement with Qualcomm to
 introduce advanced 3G CDMA2000 products in China
● Aug 2008 - Received ISO-9001 certification
● Awards
 ▪ 2008 Top 10 Project Design of Mobil Phone
 ▪ Lenovo’s Best Provider 2008
● Achieving nearly 100% CAGR in shipment volumes
● Annual revenue approaching RMB 1.7 billion for 2009

www.sinohub.com

Investment Opportunity Highlights
● Revolutionary business model making existing franchise distribution model in China obsolete
● Growing utilization of SinoHub SCM propagates information generation
● Database management system maximizes value of sales network and inventory
● Operating in largest and growing electronic components market in the world
● Web-based proprietary system and electronics components focus provides high barriers to entry
● Success in mobile phone market replicable in other industry verticals
● Proven organic growth strategy
● Solid, experienced management team and board with clear roadmap for continued growth
● Low SG&A and attractive valuation